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                                                                   EXHIBIT 10.35

                            ZIFF DAVIS HOLDINGS INC.
                                28 E. 28th Street
                               New York, NY 10016


                                December 30, 2004



Robert F. Callahan
1 Apawamis Road
Rye, NY 10580


Dear Bob:

            Reference is made to that certain Amended and Restated Executive Agreement, dated as of April 30, 2002, by and among Ziff Davis Holdings Inc., Ziff Davis Publishing Inc. and you (as amended, the "Executive Agreement"). Capitalized terms used, but not otherwise defined, herein shall have the meanings given to such terms in the Executive Agreement.

            This will reflect our agreement that the Executive Agreement is amended as follows: the references to "December 31, 2004" in Section 11(a),
Section 11(c) and the first sentence of Section 11(d) of the Executive Agreement are each replaced with references to "February 28, 2005."

            Except as amended hereby, the Executive Agreement remains in full force and effect. This letter agreement shall be construed in accordance with, and form an integral part of, the Executive Agreement.


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            IN WITNESS WHEREOF, the parties hereto have executed this letter agreement on the date first written above.

                                    ZIFF DAVIS HOLDINGS INC.

                                    By:  ________________________
                                    Its: ________________________



                                    ZIFF DAVIS PUBLISHING INC.

                                    By:  ________________________
                                    Its: ________________________



                                    EXECUTIVE:

                                    _____________________________
                                    Robert F. Callahan


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                   CONSENT TO AMENDMENT OF EXECUTIVE AGREEMENT


WS Fund III hereby consents to the amendment of the Executive Agreement by and among Ziff Davis Holdings Inc., Ziff Davis Publishing Inc. and Robert F. Callahan dated April 30, 2002. This signature is solely for the purpose of consenting to such amendment and shall not have any other significance or effect.


                            WILLIS STEIN & PARTNERS III, L.P.
                            WILLIS STEIN & PARTNERS DUTCH III-A, L.P.
                            WILLIS STEIN & PARTNERS DUTCH III-B, L.P.
                            WILLIS STEIN & PARTNERS III-C, L.P.

                            By:  Willis Stein & Partners Management III, L.P.
                            Its: General Partner

                            By:  Willis Stein & Partners Management III, L.L.C.
                            Its: General Partner

                            By:  ________________________________
                            Its: Member


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